WARRANT AGREEMENT

         AGREEMENT, dated as of the 3rd day of October, 1996, by and between CONTINENTAL CHOICE CARE, INC., a New Jersey corporation (the "Company") and Mark
E. Brefka, residing at 6 West Lane, Greenwich, Connecticut 06831 ("Brefka").

                               W I T N E S S E T H

         WHEREAS, the Company and Josephthal, Lyon & Ross, Inc. ("Josephthal") entered into that certain agreement dated October 1, 1996 for the provision of certain investment banking services by Josephthal for and on behalf of the Company (the "Investment Banking Agreement"); and

         WHEREAS, under the terms of the Investment Banking Agreement, the Company agreed to issue to Josephthal or its assigns warrants to purchase an aggregate of 100,000 shares of the common stock, no par value, of the Company ("Common Stock") exercisable at the price set forth herein; and

         WHEREAS, Josephthal has retained an interest in warrants to acquire 50,000 shares of Common Stock and assigned to its officers warrants to acquire an aggregate of 50,000 shares of Common Stock, of which warrants to acquire 12,500 shares of Common Stock were assigned to Brefka;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        Definitions

         As used herein, the following term shall have the following meanings, unless the context shall otherwise require:

         (a) "Common Stock" shall mean the authorized common stock, no par value, of the Company, which at the date hereof consists of 10,000,000 shares of Common Stock, no par value.

         (b) "Corporate office" shall mean the location of the business office of the Company (or its successor) from which at any particular time its principal business shall be administered, which office is located at the date hereof at 25-B Vreeland Road, Florham Park, NJ 07932.

         (c) "Exercise Date" shall mean, as to the exercise of this Warrant, the date on which the Company Agent shall have received both (a) this Warrant, with the exercise form thereon duly executed by the Holder thereof or his attorney duly authorized in writing, and (b) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

         (d) "Purchase Price" shall mean the purchase price to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $3.00.

         (e) "Redemption Price" shall mean the price at which the Company may, at its option in accordance with the terms hereof, redeem the Warrants, which price shall be $0.01 per Warrant.

         (f) "Warrant Expiration Date" shall mean 5:00 p.m. (E.S.T.) on September 30, 2001, or the Redemption Date as defined in Section 6, whichever is earlier; provided that if such date shall in the State of New Jersey be a holiday or a day on which banks are authorized or required to close, then 5:00 p.m. (E.S.T.) on the next following day which in the State of New Jersey is not a holiday or a day on which banks are authorized or required to close. Upon notice to the Warrant Holder the Company shall have the right to extend the Warrant Expiration Date.

         (g) "Warrant Holder" shall mean Brefka and his permitted successors and assigns under this Warrant Agreement.

SECTION 2.     Issuance of Warrants

         (a) This Warrant initially shall entitle the Warrant Holder to purchase Twelve Thousand Five Hundred (12,500) shares of Common Stock at the Purchase Price upon the exercise hereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 7.

         (b) From time to time, up to the Warrant Expiration Date, the Company shall deliver substitutes for this Warrant Agreement in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder; (ii) those issued upon the exercise of fewer than all Warrants represented by this Warrant Agreement, to evidence any unexercised Warrants held by the exercising Warrant Holder; (iii) those issued upon any transfer or exchange pursuant to Section 5; and (iv) at the option of the Company, in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Purchase Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the Redemption Price therefor made pursuant to Section 6 hereof.

SECTION 3.     Exercise

         This Warrant may be exercised by the Warrant Holder thereof for 10,000 shares of Common Stock or any integral multiple thereof (or, if this Warrant shall then be exercisable for fewer than 10,000 Shares of Common Stock, for the full number of shares of Common Stock subject to the Warrant Agreement) at any time on or after the date hereof, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the Warrant Holder shall be treated for all purposes as the holder of those securities upon the exercise of the Warrant as of the close of business on the Exercise Date. Promptly following the Exercise Date, the Company shall cause to be issued and delivered to the Warrant Holder a certificate or certificates for the securities deliverable upon such exercise, (plus a new Warrant Agreement for any remaining unexercised Warrants of the Warrant Holder) unless prior to the date of issuance of such certificates the Company shall refrain from causing such issuance of certificates pending clearance of checks received in payment of the Purchase Price pursuant to such Warrants.

SECTION 4.     Reservation of Shares; Listing; Payment of Taxes, Etc.

         (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully paid, and nonassessable.

         (b) The Company covenants that if any securities to be reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws. With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Warrant Holder in any state in which such exercise would be unlawful.

         (c) The Company shall pay all documentary, stamp or similar taxes (other than taxes relating to or arising out of the receipt of income) that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Warrant Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

SECTION 5.     Exchange and Transfer

         (a) This Warrant Agreement may be exchanged for other Warrant Agreements representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Agreements to be exchanged shall be surrendered to the Company at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute deliver in exchange therefor the Warrant Agreement or Agreements which the Warrant Holder making the exchange shall be entitled to receive.

         (b) Upon due presentment for transfer of any Warrant, the Company shall execute and deliver to the transferee or transferees a new Warrant Agreement or Agreements representing an equal aggregate number of Warrants.

         (c) With respect to all Warrant Agreements presented for transfer, or for exchange or exercise, the subscription form in the form annexed hereto as Annex A shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Warrant Holder or his attorney-in-fact duly authorized in writing.

         (d) The Company may require payment by a Warrant Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or transfer.

         (e) Prior to due presentment for transfer thereof, the Company may deem and treat the Warrant Holder of any Warrant Agreement as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

SECTION 6.     Redemption

         (a) On not less than thirty (30) days notice given at any time to Warrant Holders of the Warrants being redeemed, the Warrants may be redeemed, at the option of the Company, at a redemption price of $0.01 per Warrant, provided the Market Price of the Common Stock receivable upon exercise of such Warrants shall exceed $10.00 (the "Target Price"), subject to adjustment as set forth in
Section 6(f),  below.  Market Price for the purpose of this Section 6 shall mean
(i) the average closing bid price, for twenty (20) consecutive trading days, ending within five (5) days of the date of the notice of redemption, which notice shall be mailed no later than five days thereafter, of the Common Stock as reported by the NASDAQ or (ii) the last reported sale price, for twenty (20) consecutive trading days, ending within five (5) days of the date of the notice of redemption, which notice shall be mailed no later than five days thereafter, on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, including the Nasdaq National Market. All Warrants must be redeemed if any are redeemed. The date fixed for redemption of the Warrants is referred to herein as the "Redemption Date".

         (b) If the conditions set forth in Section 6(a) are met, and the Company desires to exercise its right to redeem the Warrants, it shall mail a notice of redemption to each of the Warrant Holders of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth day before the date fixed for redemption, at their last address as shall appear on the records maintained by the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Warrant Holder receives such notice.

         (c) The notice of redemption  shall specify (i) the  redemption  price,
(ii) the Redemption Date, (iii) the place where the Warrant Agreements shall be delivered and the redemption price paid and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Warrant Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         (d) Any right to exercise a Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Warrant Holders shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price.

         (e) From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Warrant Holder thereof of one or more Warrant Agreements evidencing Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Warrant Holder a sum in cash equal to the redemption price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant Agreements, except the right to receive payment of the redemption price, shall cease.

         (f) If the shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Target Price shall be proportionally adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

SECTION 7.     Adjustment of Number of Shares of Common Stock or Warrants

         (a) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. The Company shall not effect any such consolidation or merger unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers.

         (b) Irrespective of any adjustments or changes in the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Agreements theretofore and thereafter issued shall, unless the Company shall determine in its sole discretion to issue new Warrant Agreements, continue to express the number of shares purchasable thereunder and the Redemption Price therefor as the Purchase Price per share, and the number of shares purchasable and the Redemption Price therefore were expressed in the Warrant Agreements when the same were originally issued.

         (c) After each adjustment of the Purchase Price pursuant to this Section, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth said adjustment and a brief statement of the facts accounting for such adjustment. The Company will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Warrant Holder at his last address as it shall appear on the books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

SECTION 8.   Fractional Warrants and Fractional Shares

         (a) If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 7 hereof, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute Agreements that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

               (1) If the  Common  Stock  is  listed  on a  National  Securities
                   Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or market; or

               (2) If the Common  Stock is not listed or  admitted  to  unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the Nasdaq Small Cap market, or, if not traded thereon, by the National Quotation Bureau, Inc. On the last business day prior to the date of the exercise of this Warrant; or

               (3) If the Common  Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

SECTION 9.     Warrant Holders Not Deemed Stockholders

         No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

SECTION 10.    Registration and Indemnity

         (a) In the event that the Company proposes to register any of its securities pursuant to the Securities Act of 1933 ("33 Act"), whether as a primary or as a secondary offering or both, and whether or not pursuant to registration rights granted to other holders of securities of the Company, the Company shall give each Warrant Holder prior written notice of such incident no more than five (5) days following the date upon which the board of directors of the Company authorizes the registration or the negotiation of the registration of such securities, whichever shall first occur, and no less than sixty (60) days prior to the date upon which any such registration of such securities is expected to become effective under the 33 Act. Upon the written request of any Warrant Holder, within twenty (20) days of the Warrant Holder's receipt of such notice, the Company shall, at its sole expense, include in such registration all shares of Common Stock or other securities which have been or may be acquired pursuant to this Warrant Agreement and, in the event that this Warrant Agreement has been exercised in whole or in part, or any Warrant Holder notifies the Company no less than thirty (30) days prior to the proposed effective date of such registration under the Act that the Warrant Holder intends to exercise this Warrant the Company shall, upon the written request of the Warrant Holder, sell such shares of Common Stock or other securities in the same manner and on the same terms and conditions as securities are being sold in such registered offering. The Company shall not be required to register fewer than 25,000 shares of Common Stock or such lesser number of shares of Common Stock as may then be subject to this Warrant Agreement. The Warrant Holder shall cooperate with the Company to the extent reasonably necessary to permit the Company to effectuate any such registration. Notwithstanding the foregoing, the Company shall not be obligated to pay, and the Warrant Holder shall pay or permit the deduction from its proceeds of, that portion of the underwriter's compensation (net of expenses) attributable solely to the sale of securities of the Warrant Holder registered and sold pursuant to this Section. The Company shall not be required to register this Warrant Agreement or the securities issued or issuable pursuant to this Warrant Agreement pursuant to this Section in the event that the Company shall register securities solely pursuant to a registration statement on Form S-8 promulgated under the 33 Act or any successor to such form or on a Form S-4 used solely in connection with the issuance of securities to equity holders of an entity being acquired by the Company or which is being merged into the Company with the Company being the survivor provided, however that, in the event the Company shall register the sale of Shares of Common Stock or other equity securities then held by persons or entities other than the Company, the Warrant Holder shall be entitled to registration of the shares of Common Stock underlying the Warrant Agreement in accordance with the provision of this
Section 10.

         (b) Each Warrant Holder registering Shares shall indemnify and hold harmless the Company for any damages to which the Company becomes subject under the 33 Act solely to the extent such damages arise out of or are based upon any untrue statement of or the omission to state a material fact required to be stated in a registration statement pursuant to which this Warrant or securities underlying this Warrant are registered pursuant to the Warrant Holder's request under this Section, in each case to the extent that such untrue fact or omission was made in reliance upon or in conformity with written information furnished to the Company by the Warrant Holder for use with reference to the Warrant Holder in the preparation of such registration statement.

         (c) Notwithstanding anything to the contrary contained in this Warrant neither this Warrant nor the Shares underlying this Warrant may be sold, assigned or otherwise transferred unless this Warrant or such shares, as the case may be, are registered pursuant to the Securities Act of 1933, as amended (the "33 Act") and under applicable state securities laws or an exemption from the 33 Act and such state securities laws is available in respect of this Warrant, such shares or such sale, assignment or transfer, as the case may be.

         (d) In the event that any Warrant Holder shall exercise his rights pursuant to Section 10 (a) of this Agreement, the Company will furnish to each Warrant Holder, upon request, an opinion of counsel satisfactory to any Warrant Holder to the effect that (i) a registration statement under the 33 Act, as then in effect with respect to Shares issuable upon exercise of the Warrant and that the prospectus included therein complies as to form in all material respects, except as to financial statements, including schedules, and other accounting and financial data, as to which counsel need express no opinion, with the requirements of the 33 Act; or (ii) a registration statement under the 33 Act with respect to said Shares is not required. In the event that said opinion states that a registration statement is in effect, the Company will, from time to time, furnish each Warrant Holder with current prospectuses meeting the requirements of the Act and such rules and regulations. The Company further agrees to pay all fees, costs and expenses in connection with the preparation and delivery to each Warrant Holder of the foregoing opinions and prospectuses and the above-mentioned registrations and other actions, and to immediately notify each Warrant Holder in the event that (i) the Commission shall have issued or threatened to issue any order preventing or suspending the use of the prospectus; (ii) at any time the prospectus shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) if for any reason it shall be necessary to amend or supplement the prospectus in order to comply with the 33 Act.

         (e) If any action, claim or proceeding shall be brought or asserted under this Section against a person indemnified pursuant to this Section (an "Indemnified Person) in respect of which indemnity may be sought under this Section from any other person or entity (an Indemnifying Person"), the Indemnified Person shall give prompt written notice of such action or claim to the Indemnifying Person who shall assume the defense thereof, including the employment of counsel reasonably satisfactory to Indemnified Person and the payment of all expenses; except that any delay or failure to so notify the Indemnifying Person shall not relieve the Indemnifying Person of his or its obligations hereunder. The Indemnified Person shall have the right to employ separate counsel in any of the foregoing actions, claims or proceedings and to participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Indemnifying Person unless the Indemnified Person and the Indemnifying Person are named as parties and legal counsel to the Indemnifying Person or the Indemnified Person shall in good faith determine that representation by the same counsel is inappropriate. In the event that the Indemnifying Person, within ten days after notice of any such action or claim, fails to assume the defense thereof, the Indemnified Person shall have the right to undertake the defense, compromise or settlement of such action, claim or proceeding for the account of the Indemnifying Person, subject to the right of the Indemnifying Person to assume the defense of such action, claim or proceeding with counsel reasonably satisfactory to the Indemnified Person at any time prior to the settlement, compromise or final determination thereof. Anything in this Section to the contrary notwithstanding, the Indemnifying Person shall not, without the Indemnified Person's prior written consent, settle or compromise any action or claim or consent to the entry of any judgment with respect to any action, claim or proceeding for anything other than money damages paid by the Indemnifying Person that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Person from all liability in respect of such action, claim or proceeding.

SECTION 11.    Rights of Action

         All rights of action with respect to this Agreement are vested in the respective Warrant Holders, and any Warrant Holder, without consent of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of shares of Common Stock in the manner provided herein.

SECTION 12.    Agreement of Warrant Holders

         Every holder of a Warrant, by his acceptance thereof, consents and agrees with the Company, the Warrant Agent and every other holder of a Warrant that:

         (a) The Warrants are transferable only on the books of the Company Agent by the Warrant Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Agreements representing such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in its sole discretion, together with payment of any applicable transfer taxes;

         (b) The Company may deem and treat the person in whose name the Warrant Agreement is registered as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 6 hereof;

         (c) He hereby represents, warrants and agrees to and with each of the following with the understanding that the Company will rely upon his representations and agreements in determining compliance under applicable securities laws:

         (i) The Warrant is a long-term investment and involves a high degree of risk. There is no present market for the Warrant and the exercise price for the Warrant is in excess of the current market value of the Common Stock. The Company has announced a sale of substantially all of its assets and, as a result of any such sale, the Company's securities may be delisted from Nasdaq trading. Thereafter, no market should be expected to develop. It is unlikely that he will be able to liquidate its investment in the event of an emergency and he could sustain a substantial loss of part or all of his investment.

         (ii) He has been provided with and has carefully examined the Company's with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended.

         (iii) He is an investment banker with experience in mergers, acquisitions and underwritings, he has, together with Josephthal, conducted an examination of the Company, its securities, assets, business and prospects and he is familiar with the risks associated with each of them.

         (iv) Neither the offer nor the sale of the Warrant or the Common Stock underlying the Warrant is being registered under the Securities Act of 1933 or the securities laws of any state. Accordingly, none of the Warrant or the underlying Common Stock can be sold, pledged, hypothecated or otherwise transferred unless and until each is so registered or an exemption from registration is available to him.

         (v) The Warrant is acquired by him for his own account for investment and not for distribution or resale to others and he did not receive an offer to sell, or the solicitation of an offer to purchase the Warrant by way of a general solicitation or general advertising, nor did he become aware of the offering in such a manner.

SECTION 13.    Cancellation of Warrant Agreements

         If the Company shall purchase or acquire any Warrant or Warrants, the Warrant Agreement or Warrant Agreements evidencing the same shall thereupon be cancelled by it and retired. The Company shall also cancel the Warrant Agreement or Warrant Agreements following exercise of any or all of the Warrants represented thereby or delivered to it for transfer, splitup, combination or exchange.

SECTION 14.    Modification of Agreement

         The parties hereto may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained or (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Agreements; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Warrant Holders representing not less than 50% of the Warrants originally outstanding under the terms of the Investment Banking Agreement as adjusted (less such Warrants as shall have been exercised or otherwise cancelled under the terms of this Agreement).

SECTION 15.    Notices

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to a Warrant Holder, at the address of such holder as shown on the books maintained by the Company; if to the Company, at Continental Choice Care, Inc., 25-B Vreeland Road, Suite 201, Florham Park, New Jersey 07932, Attention:
President, or at such other address as may ave been furnished to the Warrant Agent in writing by the Company.

SECTION 16.   Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

SECTION 17.   Binding Effect

This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the holders from time to time of Warrant Agreements. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

SECTION 18.    Termination

This Agreement shall terminate at the close of business on the Expiration Date of all the Warrants or such earlier date upon which all Warrants have been exercised, redeemed or canceled.

SECTION 19.    Counterparts

This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                            CONTINENTAL CHOICE CARE, INC.


                                             STEVEN L. TRENK
                                         By: _________________________________
                                             Steven L. Trenk, President




                                             MARK E. BREFKA
                                            __________________________________
                                             MARK E. BREFKA

                                     ANNEX A

                                SUBSCRIPTION FORM

(To be executed by any Warrant Holder to exercise the Warrant to which this Subscription Form is annexed, in whole or in part)


TO:  CONTINENTAL CHOICE CARE, INC.


The undersigned, whose Social Security or tax identification number is, hereby irrevocably elects the right represented by the within Warrant for, and to acquire thereunder, shares of Common Stock provided for therein and tenders the sum of $_____. The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:

Address:


Deliver to:

Address:


and, if said number of shares of Common Stock shall not be all the shares of the Common Stock exercisable thereunder, then a new certificate for the balance remaining of the shares of common stock be registered in the name of, and delivered to, the undersigned at the address stated below.

Address:


Dated:


         Warrant Holder:



    By: